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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report:  April 17, 2000

                                 SPIGADORO, INC.
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               (Exact name of registrant as specified in charter)

                                    DELAWARE
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                 (State of other jurisdiction of incorporation)

           001-15617                                  13-3920210
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   (Commission File Number)                (IRS Employer Identification No.)

            70 East 55th Street, 24th Floor, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)

          Registrant's telephone no. including area code: 212-754-4271
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            (Former Address, if changed since Last Report) (Zip Code)

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ITEM 5.  OTHER EVENTS

         On April 17, 2000, we announced that we will acquire Pastificio Gazzola S.p.A. Pastificio Gazzola is an Italian company that produces and sells private label pasta in Italy, France, and Germany.

         The press release announcing the transaction is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         Statements in this report that are not descriptions of historical facts are forward-looking statements that are subject to risks and uncertainties. Such statements, including those regarding among other things, our strategy, future prospects and results of operations, are dependent on any number of factors, including market conditions, competition and the availability of financing, many of which are outside of our control. Actual results could differ materially from those currently anticipated due to a number of factors, including those set forth in our Securities and Exchange Commission filings under "Risk Factors." These factors include the following: we have changed our principal business and we may not be successful operating a new business, if we do not successfully sell our existing computer business, the combined company may be adversely affected; Vertical Financial Holdings and affiliated entities control Spigadoro; our substantial debt may adversely affect our ability to obtain additional funds and increase our vulnerability to economic or business downturns; our operating results will be adversely affected by charges from acquisitions; our strategy of acquiring other companies for growth may not succeed and may adversely affect our financial condition, results of operations and cash flows; intense competition in the pasta and animal feed industries may adversely affect operating results; our business may be adversely affected by risks associated with foreign operations; and other risks. In addition, our acquisition negotiations are in various stages and, except as previously announced, we have no agreement or arrangements relating to any acquisitions. We are unable to predict whether or when any of these negotiations will result in any definitive agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits

         99.1  Press Release dated April 17, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPIGADORO, INC.

                                            By:/s/ Jacob Agam
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                                               Jacob Agam
                                               Chairman of the Board and
                                               Chief Executive Officer

Date:  April 25, 2000

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